SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) : March 25, 1997

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     1-12385                74-1541566
(State or other jurisdiction        (Commission            (IRS Employer
   of Incorporation)                File Number)        Identification No.)

4101 Washington Avenue, Newport News, Va.                   23607-2770
(Address of principal executive offices)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)


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ITEM 7.                 Financial Statements and Exhibits.
                        ( c)     Exhibits

                        See pages 2 through 4 of this Report.

10.1   Amendment No. 1 to Rights Agreement of Newport News Shipbuilding Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

April 1, 1997                           NEWPORT NEWS SHIPBUILDING INC.


                                        /s/    Stephen B. Clarkson
                                        - - - - - - - - - - - - - - - - - - - -
                                        By:   Stephen B. Clarkson
                                        Vice President, General Counsel and
                                        Secretary


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